Exhibit 99.2

                                     [LOGO]

                                   Endurance

                        Endurance Specialty Holdings Ltd.

                          INVESTOR FINANCIAL SUPPLEMENT

                               THIRD QUARTER 2003

--------------------------------------------------------------------------------

Endurance Specialty Holdings Ltd.
Wellesley House, 90 Pitts Bay Rd.
Pembroke HM 08 Bermuda

Bryan Melgar
Corporate Development and Investor Relations
Phone: (441) 278-0491
Fax: (441) 278-0401
email: bmelgar@endurance.bm
--------------------------------------------------------------------------------

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. with the Securities and Exchange Commission, including the final prospectus filed on February 28, 2003, in connection with our initial public offering (Registration No. 33-102026) and Quarterly Reports on Form 10-Q.

                     Financial Supplement Table of Contents

                                                                            Page
i. Basis of Presentation                                                       i
ii. Organizational Chart of Executive Management                              ii
iii. Organizational Chart of Corporate Structure                             iii
I. Financial Highlights                                                        1
II. Income Statement
   a. Consolidated Statements of Income                                        2
   b. Segment Data Distribution                                                3
   c. Third Quarter 2003 Consolidated Segment Data                             4
   d. Year to Date 2003 Consolidated Segment Data                              5
   e. HartRe Transaction                                                       6
III. Balance Sheet and Other
   a. Consolidated Balance Sheets                                              7
   b. Unrealized Gains and Operating Income Analysis                           8
   c. Return on Equity Analysis - Year to Date                                 9
   d. ROE Component Analysis - Operating and Investment Leverage              10
   e. Summary of Investment Portfolio Information                             11
IV. Loss Reserve Analysis                                                     12
V. Share Analysis
   a. Diluted Shares Outstanding                                              14
   b. Earnings Per Share Analysis -- As Reported                              15
   c. Diluted Shares Sensitivity Analysis                                     16
   d. Book Value Per Share Analysis                                           17

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, changes in accounting policies, changes in general economic conditions and other factors described in our Final Prospectus (Registration No. 333-102026), filed with the U.S. Securities and Exchange Commission on February 28, 2003, in connection with our initial public offering.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                              BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

o All financial information contained herein is unaudited, except December 31, 2002 balance sheet data, which was derived from our audited financial statements for the year ended December 31, 2002.

o Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

o On May 16, 2003, Endurance Specialty Holdings Ltd.'s ("Endurance", or the "Company") US Subsidiary, Endurance Reinsurance Corporation of America, completed a transaction with The Hartford Fire Insurance Company and HartRe Company L.L.C. (collectively, "HartRe"), a subsidiary of The Hartford Financial Services Group Inc. ("Hartford", NYSE: HIG), to assume the majority of the in-force reinsurance business of HartRe. The transaction was structured as a bordereaux quota share retrocession of HartRe's reinsurance business, a purchase of renewal rights with respect to such business, and an agreement with respect to the claims handling for the business. The effective date was April 1, 2003. The transaction was accounted for as a purchase method business combination in accordance with SFAS No. 141, "Business Combinations".

o As used in this financial supplement, "common shares" refers to our ordinary shares and class A shares, collectively.

o Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Operating income is an internal performance measure used by the Company in the management of its operations. Management believes that this performance measure delineates the results of operations of the Company's ongoing businesses in a manner that allows for a better understanding of the underlying trends in the Company's current business.

o Investment yield is calculated by dividing net investment income by average invested assets at amortized cost.

o Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions; taxes, licenses and fees; as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

o GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

o Latest twelve months ("LTM") data is calculated using prior-year fiscal year end data plus current year to date data minus prior-year year to date data. This calculation represents the latest rolling twelve month income statement data as of the period indicated (e.g. 2002 fiscal year gross premiums written = $799 million; Nine months ended Sept. 30, 2003 gross premiums written = $1340 million; Nine months ended Sept. 30, 2002 gross premiums written = $623 million; then $799 million + $1340 million - $623 million = $1,516 million LTM gross written premiums as of Sept. 30, 2003).

o Average equity used in the calculation of return on average equity is calculated as the arithmetic average of the beginning and ending equity balances for stated periods.

o     NM - Not meaningful; NA - Not Applicable; LTM - Latest twelve months.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                               ORGANIZATION CHART

--------------------------------------------------------------------------------

                       Endurance Specialty Holdings Ltd.

--------------------------------------------------------------------------------
      Chairman, President and Chief Executive Officer - Kenneth LeStrange

Chief Financial Officer - James Kroner            Chief Actuary and Chief
                                                 Risk Officer - David Cash
    General Counsel - John Del Col            Head of Claims - William Fawcett
--------------------------------------------------------------------------------

================================================================================

--------------------------   -----------------------   -------------------------
   Endurance Reinsurance      Endurance Specialty        Endurance Worldwide
  Corporation of America         Insurance Ltd.            Insurance Limited
        (New York)                  (Bermuda)                  (London)

President - Steven Carlsen   President - Thomas Bell   Chief Executive Officer -
                                                             Mark Boucher
==========================   =======================   =========================

                        ENDURANCE SPECIALTY HOLDINGS LTD.

                          CORPORATE ORGANIZATION CHART

                              -------------------
                              Endurance Specialty
                                 Holdings Ltd.
                                   (Bermuda)
                              -------------------
                                       |
                                       |
                              -------------------
                              Endurance Specialty
                                 Insurance Ltd.
                                   (Bermuda)
                              -------------------
                                       |
                                       |
          -------------------------------------------------------------
          |                                                            |
          |                                                            |
----------------------                                       -------------------
    Endurance U.S.                                                Endurance
    Holdings Corp.                                            Worldwide Holdings
        (U.S.)                                                  Limited (U.K.)
----------------------                                       -------------------
          |                                                            |
          |                                                            |
----------------------                                       -------------------
Endurance Reinsurance                                        Endurance Worldwide
Corporation of America                                        Insurance Limited
        (U.S.)                                                      (U.K.)
----------------------                                       -------------------

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                        CONSOLIDATED FINANCIAL HIGHLIGHTS

                                                                            QUARTER ENDED               NINE MONTHS ENDED
                                                                            SEPTEMBER 30,                 SEPTEMBER 30,
                                                                      -------------------------     -------------------------
                                                                         2003           2002           2003           2002
                                                                      ----------     ----------     ----------     ----------
                                                                      ----------                    ----------
HIGHLIGHTS          Net income                                        $   56,543     $   28,911     $  174,535     $   63,488
                    Operating income [a]                                  55,245         26,126        161,414         58,693
                    Gross premiums written and acquired                  325,070        228,285      1,339,841        623,472
                    Net premiums earned                                  335,830        111,520        817,949        204,282
                    Total assets                                       3,363,148      1,853,083      3,363,148      1,853,083
                    Total shareholders' equity                         1,564,646      1,174,408      1,564,646      1,174,408
------------------------------------------------------------------------------------------------------------------------------
PER SHARE           Basic earnings per share
AND SHARES DATA       Net income (as reported)                        $     0.88     $     0.48     $     2.79     $     1.06
                      Operating income (as reported) [a]              $     0.86     $     0.44     $     2.58     $     0.98
                    Diluted earnings per share
                      Net income (as reported)                        $     0.83     $     0.48     $     2.68     $     1.06
                      Operating income (as reported) [a]              $     0.81     $     0.43     $     2.48     $     0.98
     As Reported    Weighted average common shares outstanding            64,414         59,837         62,557         59,945
                    Weighted average common shares outstanding
                         and dilutive potential common shares             67,795         60,155         65,166         59,945
     Book Value     Book value [b]                                    $    24.43     $    21.35     $    24.43     $    21.35
     Per Share      Diluted book value (treasury stock method) [b]    $    23.19     $    21.10     $    23.19     $    21.10
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL RATIOS    ROAE, net income [c]                                     3.6%           2.4%          12.5%           5.4%
                    ROAE, operating income [c]                               3.5%           2.2%          11.6%           5.0%
                    Annualized ROAE, net income                             14.5%           9.7%          16.7%           7.2%
                    Annualized ROAE, operating income                       14.2%           8.8%          15.5%           6.7%
                    Annualized investment yield                              3.3%           4.2%           3.3%           3.2%

                    Loss ratio                                              59.2%          62.1%          57.3%          56.4%
     GAAP           Acquisition expense ratio                               20.7%          16.6%          19.7%          16.3%
                    General and administrative expense ratio                 8.6%           9.7%           8.7%          12.8%
                                                                      ----------     ----------     ----------     ----------
                      Combined ratio                                        88.5%          88.4%          85.7%          85.5%
     STAT           Acquisition expense ratio                               19.7%          19.8%          20.9%          18.5%
                    General and administrative expense ratio                 8.9%           5.0%           5.3%           4.4%
                                                                      ----------     ----------     ----------     ----------
                      Combined ratio                                        87.8%          86.9%          83.5%          79.3%
                                                                      ----------                    ----------


                                                                      Previous    Previous
                                                                       Quarter  Year to Date
                                                                       Change      Change
                                                                      --------  ------------

HIGHLIGHTS          Net income                                           95.6%      174.9%
                    Operating income [a]                                111.5%      175.0%
                    Gross premiums written and acquired                  42.4%      114.9%
                    Net premiums earned                                 201.1%      300.4%
                    Total assets                                         81.5%       81.5%
                    Total shareholders' equity                           33.2%       33.2%
--------------------------------------------------------------------------------------------
PER SHARE           Basic earnings per share
AND SHARES DATA       Net income (as reported)                           81.7%      163.4%
                      Operating income (as reported) [a]                 96.4%      163.5%
                    Diluted earnings per share
                      Net income (as reported)                           73.5%      152.9%
                      Operating income (as reported) [a]                 87.6%      153.0%
     As Reported    Weighted average common shares outstanding            7.6%        4.4%
                    Weighted average common shares outstanding
                         and dilutive potential common shares            12.7%        8.7%
     Book Value     Book value [b]                                       14.4%       14.4%
     Per Share      Diluted book value (treasury stock method) [b]        9.9%        9.9%
--------------------------------------------------------------------------------------------
FINANCIAL RATIOS    ROAE, net income [c]                                  1.2         7.1
                    ROAE, operating income [c]                            1.4         6.6
                    Annualized ROAE, net income                           4.8         9.5
                    Annualized ROAE, operating income                     5.4         8.8
                    Annualized investment yield                          (0.9)        0.1

                    Loss ratio                                           (2.9)        0.9
     GAAP           Acquisition expense ratio                             4.1         3.4
                    General and administrative expense ratio             (1.1)       (4.1)
                                                                      -------      ------
                      Combined ratio                                      0.1         0.2
     STAT           Acquisition expense ratio                            (0.1)        2.4
                    General and administrative expense ratio              3.9         0.9
                                                                      -------      ------
                      Combined ratio                                      0.9         4.2

--------------------------------------------------------------------------------

[a] Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses.

[b] For detail calculations please refer to page 17 of this financial supplement.

[c] Average equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                        CONSOLIDATED STATEMENTS OF INCOME

                                                   QUARTER ENDED              NINE MONTHS ENDED
                                                   SEPTEMBER 30,                 SEPTEMBER 30,          LATEST TWELVE
                                             ------------------------    --------------------------     MONTHS ENDED     YEAR ENDED
                                               2003            2002          2003           2002        EPT. 30, 2003  DEC. 31, 2002
                                             ---------      ---------    -----------      ---------     -------------  -------------
UNDERWRITING REVENUES
Gross premiums written and acquired          $ 325,070      $ 228,285    $ 1,339,841      $ 623,472     $ 1,515,129      $ 798,760
Premiums ceded                                    (665)       (11,466)        (3,033)       (32,959)         (3,916)       (33,842)
                                             ---------      ---------    -----------      ---------     -----------      ---------
Net premiums written and acquired              324,405        216,819      1,336,808        590,513       1,511,213        764,918
Change in unearned premiums                     11,425       (105,299)      (518,859)      (386,231)       (528,057)      (395,429)
                                             ---------      ---------    -----------      ---------     -----------      ---------
Net premiums earned                          $ 335,830      $ 111,520    $   817,949      $ 204,282     $   983,156      $ 369,489
                                             ---------      ---------    -----------      ---------     -----------      ---------

UNDERWRITING EXPENSES
Losses and loss expenses                     $ 198,665      $  69,282    $   468,341      $ 115,146     $   557,650      $ 204,455
Acquisition expenses                            69,382         18,527        161,423         33,304         192,132         64,013
General and administrative expenses             28,905         10,774         71,448         26,195          95,252         49,999
                                             ---------      ---------    -----------      ---------     -----------      ---------
Total underwriting expenses                    296,952         98,583        701,212        174,645         845,034        318,467
                                             ---------      ---------    -----------      ---------     -----------      ---------
Underwriting income                          $  38,878      $  12,937    $   116,737      $  29,637     $   138,122      $  51,022
                                             ---------      ---------    -----------      ---------     -----------      ---------

OTHER OPERATING REVENUE/EXPENSES
Net investment income                           18,736         13,488         49,758         29,355          63,341         42,938
Interest expense                                (1,013)           (30)        (3,393)           (30)         (4,347)          (984)
Amortization of intangibles                       (944)          (325)        (2,294)          (325)         (2,778)          (809)
                                             ---------      ---------    -----------      ---------     -----------      ---------
Total other operating revenue/expenses       $  16,779      $  13,133    $    44,071      $  29,000     $    56,216      $  41,145
                                             ---------      ---------    -----------      ---------     -----------      ---------
INCOME BEFORE OTHER ITEMS                       55,657         26,070        160,808         58,637         194,338         92,167

OTHER
Net foreign exchange gains (losses)              2,123            (11)         6,717          1,107           7,922          2,312
Net realized gains (losses) on investments        (932)         2,796          6,985          3,688          10,027          6,730
Income tax benefit (expense)                      (305)            56             25             56             826            857
                                             ---------      ---------    -----------      ---------     -----------      ---------

NET INCOME                                   $  56,543      $  28,911    $   174,535      $  63,488     $   213,113      $ 102,066
                                             =========      =========    ===========      =========     ===========      =========

KEY RATIOS/PER SHARE DATA

Loss ratio                                        59.2%          62.1%          57.3%          56.4%           56.7%          55.3%
Acquisition expense ratio                         20.7%          16.6%          19.7%          16.3%           19.5%          17.3%
General and administrative expense ratio           8.6%           9.7%           8.7%          12.8%            9.7%          13.6%
                                             ---------      ---------    -----------      ---------     -----------      ---------
Combined ratio                                    88.5%          88.4%          85.7%          85.5%           85.9%          86.2%
                                             =========      =========    ===========      =========     ===========      =========

Weighted average basic shares outstanding       64,414         59,837         62,557         59,945          60,658         58,699
Weighted average diluted shares outstanding     67,795         60,155         65,166         59,945          62,774         58,858

Basic EPS                                    $    0.88      $    0.48    $      2.79      $    1.06     $      3.51      $    1.74
Diluted EPS                                  $    0.83      $    0.48    $      2.68      $    1.06     $      3.39      $    1.73

ROAE                                               3.6%           2.4%          12.5%           5.4%           15.6%           8.6%

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                              SEGMENT DISTRIBUTION
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003

                     Gross Premiums Written = $1,340 million
--------------------------------------------------------------------------------

[THE FOLLOWING INFORMATION WAS DEPICTED AS PIE CHARTS IN THE PRINTED MATERIAL.]

                               Source of Business

Casualty                                                                     45%
Other Specialty                                                              10%
Property                                                                     45%

                                Type of Business

Insurance                                                                    25%
Reinsurance                                                                  75%

                              Broker Distribution*

Aon                                                                          35%
Marsh                                                                        27%
Willis                                                                       14%
Other                                                                        24%

--------------------------------------------------------------------------------
* Broker distribtion chart excludes $405 million of gross premiums acquired from HartRe.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                            CONSOLIDATED SEGMENT DATA
                    FOR THE QUARTER ENDED SEPTEMBER 30, 2003

                                             Property Per       Property        Casualty          Property
                                             Risk Treaty      Catastrophe        Treaty          Individual
                                             Reinsurance      Reinsurance      Reinsurance          Risk
                                             -----------      -----------      -----------       ----------
UNDERWRITING REVENUES
Gross premiums written and acquired           $   46,026       $   43,938       $  130,229       $   20,734
                                              ----------       ----------       ----------       ----------
Net premiums written                              46,026           43,938          130,196           20,102
                                              ----------       ----------       ----------       ----------
Net premiums earned                               86,577           48,453           80,988           15,730
                                              ----------       ----------       ----------       ----------

UNDERWRITING EXPENSES
Losses and loss expenses                          54,590           18,488           48,009            6,711
Acquisition expenses                              22,643            4,887           22,754            1,673
General and administrative expenses                4,450            5,362            8,030            2,985
                                              ----------       ----------       ----------       ----------
Total expenses                                    81,683           28,737           78,793           11,369
                                              ----------       ----------       ----------       ----------

UNDERWRITING INCOME (LOSS)                    $    4,894       $   19,716       $    2,195       $    4,361
                                              ==========       ==========       ==========       ==========

GAAP RATIOS
Loss ratio                                          63.1%            38.2%            59.3%            42.7%
Acquisition expense ratio                           26.2%            10.1%            28.1%            10.6%
General and administrative expense ratio             5.1%            11.1%             9.9%            19.0%
                                              ----------       ----------       ----------       ----------
Combined ratio                                      94.4%            59.4%            97.3%            72.3%
                                              ==========       ==========       ==========       ==========

STATUTORY RATIOS
Loss ratio                                          63.1%            38.2%            59.3%            42.7%
Acquisition expense ratio                           19.9%            10.4%            27.5%            13.8%
General and administrative expense ratio             9.7%            12.2%             6.2%            14.8%
                                              ----------       ----------       ----------       ----------
Combined ratio                                      92.7%            60.8%            93.0%            71.3%
                                              ==========       ==========       ==========       ==========

                                              Casualty      Aerospace and
                                             Individual    Other Specialty        Total
                                                Risk             Lines           Company
                                             ----------    ---------------     ----------
UNDERWRITING REVENUES
Gross premiums written and acquired          $   51,543       $   32,600       $  325,070
                                             ----------       ----------       ----------
Net premiums written                             51,543           32,600          324,405
                                             ----------       ----------       ----------
Net premiums earned                              48,108           55,974          335,830
                                             ----------       ----------       ----------

UNDERWRITING EXPENSES
Losses and loss expenses                         33,331           37,536          198,665
Acquisition expenses                              5,628           11,797           69,382
General and administrative expenses               5,054            3,024           28,905
                                             ----------       ----------       ----------
Total expenses                                   44,013           52,357          296,952
                                             ----------       ----------       ----------

UNDERWRITING INCOME (LOSS)                   $    4,095       $    3,617       $   38,878
                                             ==========       ==========       ==========

GAAP RATIOS
Loss ratio                                         69.3%            67.1%            59.2%
Acquisition expense ratio                          11.7%            21.1%            20.7%
General and administrative expense ratio           10.5%             5.4%             8.6%
                                             ----------       ----------       ----------
Combined ratio                                     91.5%            93.6%            88.5%
                                             ==========       ==========       ==========

STATUTORY RATIOS
Loss ratio                                         69.3%            67.1%            59.2%
Acquisition expense ratio                          13.3%            14.1%            19.7%
General and administrative expense ratio            9.8%             9.3%             8.9%
                                             ----------       ----------       ----------
Combined ratio                                     92.4%            90.5%            87.8%
                                             ==========       ==========       ==========

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                            CONSOLIDATED SEGMENT DATA
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003

                                               Property Per        Property           Casualty           Property
                                               Risk Treaty        Catastrophe          Treaty           Individual
                                               Reinsurance        Reinsurance        Reinsurance           Risk
                                               -----------        -----------        -----------       ------------
UNDERWRITING REVENUES
Gross premiums written and acquired           $    360,417       $    170,410       $    332,585       $     58,486
                                              ------------       ------------       ------------       ------------
Net premiums written                               360,417            171,120            330,253             57,075
                                              ------------       ------------       ------------       ------------
Net premiums earned                                205,868            127,953            194,689             47,558
                                              ------------       ------------       ------------       ------------

UNDERWRITING EXPENSES
Losses and loss expenses                           124,431             29,931            124,070             16,823
Acquisition expenses                                53,905             14,347             53,541              4,928
General and administrative expenses                 16,219             10,592             15,995              5,189
                                              ------------       ------------       ------------       ------------
Total expenses                                     194,555             54,870            193,606             26,940
                                              ------------       ------------       ------------       ------------

UNDERWRITING INCOME (LOSS)                    $     11,313       $     73,083       $      1,083       $     20,618
                                              ============       ============       ============       ============

GAAP RATIOS
Loss ratio                                            60.4%              23.4%              63.7%              35.4%
Acquisition expense ratio                             26.2%              11.2%              27.5%              10.4%
General and administrative expense ratio               7.9%               8.3%               8.2%              10.9%
                                              ------------       ------------       ------------       ------------
Combined ratio                                        94.5%              42.9%              99.4%              56.7%
                                              ============       ============       ============       ============

STATUTORY RATIOS
Loss ratio                                            60.4%              23.4%              63.7%              35.4%
Acquisition expense ratio                             25.7%              10.7%              27.8%              11.0%
General and administrative expense ratio               4.5%               6.2%               4.8%               9.1%
                                              ------------       ------------       ------------       ------------
Combined ratio                                        90.6%              40.3%              96.3%              55.5%
                                              ============       ============       ============       ============

                                                Casualty        Aerospace and
                                               Individual      Other Specialty         Total
                                                  Risk               Lines            Company
                                              ------------     ---------------      ------------
UNDERWRITING REVENUES
Gross premiums written and acquired           $    154,495       $    263,448       $  1,339,841
                                              ------------       ------------       ------------
Net premiums written                               154,495            263,448          1,336,808
                                              ------------       ------------       ------------
Net premiums earned                                118,474            123,407            817,949
                                              ------------       ------------       ------------

UNDERWRITING EXPENSES
Losses and loss expenses                            84,044             89,042            468,341
Acquisition expenses                                13,505             21,197            161,423
General and administrative expenses                 11,226             12,227             71,448
                                              ------------       ------------       ------------
Total expenses                                     108,775            122,466            701,212
                                              ------------       ------------       ------------

UNDERWRITING INCOME (LOSS)                    $      9,699       $        941       $    116,737
                                              ============       ============       ============

GAAP RATIOS
Loss ratio                                            70.9%              72.2%              57.3%
Acquisition expense ratio                             11.4%              17.2%              19.7%
General and administrative expense ratio               9.5%               9.9%               8.7%
                                              ------------       ------------       ------------
Combined ratio                                        91.8%              99.3%              85.7%
                                              ============       ============       ============

STATUTORY RATIOS
Loss ratio                                            70.9%              72.2%              57.3%
Acquisition expense ratio                             12.3%              19.6%              20.9%
General and administrative expense ratio               7.3%               4.6%               5.3%
                                              ------------       ------------       ------------
Combined ratio                                        90.5%              96.4%              83.5%
                                              ============       ============       ============

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                               HARTRE TRANSACTION

OPERATING PERFORMANCE

                                          Quarter Ended          Quarter Ended
                                          Sept. 30, 2003         June 30, 2003
                                          --------------         -------------
Premiums earned                              $102,351               $94,404
Underwriting income                          $ 17,161               $ 8,540
                                             ========               =======

GAAP combined ratio                              83.2%                 91.0%

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                           CONSOLIDATED BALANCE SHEETS

                                                                       SEPT. 30, 2003      DEC. 31, 2002
                                                                       --------------      -------------
ASSETS
Cash and cash equivalents                                                $  169,685          $  256,840
Fixed maturity investments: available for sale                            2,306,164           1,406,409
Premiums receivable, net                                                    603,634             264,355
Deferred acquisition costs                                                  200,792              81,676
Prepaid reinsurance premiums                                                  2,137               7,501
Accrued investment income                                                    22,004              11,209
Intangible assets                                                            33,334              14,344
Other assets                                                                 25,398              12,260
                                                                         ----------          ----------
TOTAL ASSETS                                                             $3,363,148          $2,054,594
                                                                         ==========          ==========

LIABILITIES
Reserve for losses and loss expenses                                     $  673,850          $  200,840
Reserve for unearned premiums                                               917,797             403,305
Reinsurance balances payable                                                 24,447              16,443
Bank debt                                                                   103,029             192,000
Net payable for investments purchased                                        50,253               6,470
Other liabilities                                                            29,126              18,036
                                                                         ----------          ----------
TOTAL LIABILITIES                                                         1,798,502             837,094
                                                                         ----------          ----------

SHAREHOLDERS' EQUITY
Common shares
Ordinary - 62,973,185 issued and outstanding (2002 - 54,061,185)         $   62,973          $   54,061
Class A - 938,815 issued and outstanding (2002 - 938,815)                       939                 939
Additional paid-in capital                                                1,188,793           1,009,415
Accumulated other comprehensive income                                       47,892              50,707
Retained earnings                                                           264,049             102,378
                                                                         ----------          ----------
TOTAL SHAREHOLDERS' EQUITY                                                1,564,646           1,217,500
                                                                         ----------          ----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                               $3,363,148          $2,054,594
                                                                         ==========          ==========
Book value per share                                                     $    24.43          $    22.14
Diluted book value per share (treasury stock method)                     $    23.19          $    21.73

RATIOS
Debt-to-capital                                                                 6.2%               13.6%

                        ENDURANCE SPECIALTY HOLDINGS LTD.
          PERIOD END UNREALIZED GAINS AND QUARTERLY OPERATING CASH FLOW

                                                           3Q 2002        4Q 2002        1Q 2003        2Q 2003        3Q 2003
                                                          --------       --------       --------       --------       --------
Unrealized holding gains on investments, period end       $ 48,608       $ 53,775       $ 46,058       $ 56,287       $ 39,615

Operating cash flow                                       $136,613       $154,621       $161,704       $225,641       $286,765

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                            RETURN ON EQUITY ANALYSIS

                                                                 NINE MONTHS
                                                                    ENDED
                                                                SEPT. 30, 2003
                                                                --------------

      Average equity [a]                                        $    1,391,073

      Net premiums earned                                       $      817,949
      Combined ratio                                                      85.7%
      Operating margin                                                    14.3%
      Premium leverage                                                    0.59x

                                                                --------------
      Implied ROAE from underwriting activity                              8.4%
                                                                --------------

      Average invested assets at amortized cost                 $    2,001,409
      Investment leverage                                                 1.44x
      Nine months to date investment income yield, pretax                2.486%

                                                                --------------
      Implied ROAE from investment activity                                3.6%
                                                                --------------

                                                                --------------
      Implied Pre-tax Operating ROAE, for period                          12.0%
                                                                --------------

                                                                --------------
      Implied Pre-tax Operating ROAE, annualized                          16.0%
                                                                ==============

      --------------------------------------------------------------------------
[a] Average equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
               ANNUALIZED OPERATING LEVERAGE & INVESTMENT LEVERAGE

                                              3Q 2002        4Q 2002      1Q 2003       2Q 2003        3Q 2003
                                             ----------    ----------    ----------    ----------    ----------
Quarterly average equity                     $1,192,674    $1,195,954    $1,343,024    $1,508,175    $1,556,224

Quarterly net premiums earned                $  111,520    $  165,207    $  189,653    $  292,466    $  335,830

Quarterly operating leverage                       0.09x         0.14x         0.14x         0.19x         0.22x

                                             ------------------------------------------------------------------
   Annualized operating leverage                   0.37x         0.55x         0.56x         0.78x         0.86x
                                             ------------------------------------------------------------------

Average invested assets at amortized cost    $1,297,542    $1,425,099    $1,708,810    $2,020,052    $2,277,742

                                             ------------------------------------------------------------------
   Quarterly investment leverage                   1.09x         1.19x         1.27x         1.34x         1.46x
                                             ------------------------------------------------------------------

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                              INVESTMENT PORTFOLIO
                            AS OF SEPTEMBER 30, 2003

      Type of Investment                            Fair Value     Percentage
                                                    ----------     ----------
      Cash and equivalents and short terms          $  126,079         5.2%
      U.S. government and agencies                     850,646        35.5%
      Corporate securities                             311,918        13.0%
      Foreign government                                30,442         1.3%
      Municipals                                       126,517         5.3%
      Asset-backed securities                          264,303        11.0%
      Mortgage-backed securities                       688,182        28.7%
                                                    ----------       -----
         Total                                      $2,398,087       100.0%
                                                    ==========       =====

      Ratings                                       Fair Value     Percentage
                                                    ----------     ----------
      U.S. Government and government agencies       $  721,980        30.1%
      AAA / Aaa                                      1,323,979        55.2%
      AA / Aa                                          107,582         4.5%
      A / A                                            244,546        10.2%
      BBB and below                                         --          --
                                                    ----------       -----
         Total                                      $2,398,087       100.0%
                                                    ==========       =====

      Performance                                                Sept. 30, 2003
                                                                 --------------
      Total return, annualized                                        4.32%
      Duration                                                        3.06

                                            Quarter Ended     Quarter Ended   Quarter Ended
      Investment Income                     March 31, 2003    June 30, 2003   Sept. 30, 2003
                                            --------------    -------------   --------------
      Taxable net investment income             $14,037          $16,150          $18,023
      Tax-exempt net investment income              319              516              713
                                                -------          -------          -------
         Total net investment income            $14,356          $16,666          $18,736
                                                =======          =======          =======

      --------------------------------------------------------------------------
Note: Cash, cash equivalents and short terms are shown net of investments pending settlement and holdings of operating cash.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

                               QUARTER             QUARTER             QUARTER              YEAR
                                ENDED               ENDED               ENDED               ENDED
                            SEPT. 30, 2003      JUNE 30, 2003       MARCH 31, 2003      DEC. 31, 2002
                            --------------      -------------       --------------      -------------
Incurred related to:

  Current year                $ 210,143           $ 174,578           $ 111,011           $ 204,455
  Prior years                   (11,478)             (9,047)             (6,866)                 --
                              ---------           ---------           ---------           ---------
Total incurred                  198,665             165,531             104,145             204,455
                              ---------           ---------           ---------           ---------

Paid related to:

  Current year                   (8,131)             (8,871)                 --              (4,680)
  Prior years                   (10,473)            (12,852)             (7,116)                 --
                              ---------           ---------           ---------           ---------
Total paid                      (18,604)            (21,723)             (7,116)             (4,680)
                              ---------           ---------           ---------           ---------

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                   ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSE

                              Property Per   Property      Casualty      Property     Casualty     Aerospace and
                              Risk Treaty   Catastrophe     Treaty      Individual   Individual   Other Specialty     Total
                              Reinsurance   Reinsurance   Reinsurance      Risk         Risk           Lines         Company
                              ------------  -----------   -----------   ----------   ----------   ---------------   --------
AT SEPTEMBER 30, 2003
Case reserves                  $ 39,179       $20,995      $ 19,491      $10,136      $      0       $ 21,783       $111,584
Reserve for losses and loss
expense, end of pd              149,101        62,636       189,485       29,903       118,001        124,724        673,850
                              -----------------------------------------------------------------------------------------------
  Case as % of reserve for
  loss and losses exp              26.3%         33.5%         10.3%        33.9%          0.0%          17.5%          16.6%
                              -----------------------------------------------------------------------------------------------

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                 DILUTED SHARE ANALYSIS USED FOR EPS CALCULATION

                                                                              QUARTER ENDED            NINE MONTHS ENDED
                                                                              SEPTEMBER 30,              SEPTEMBER 30,
                                                                          ---------------------     -----------------------
                                                                            2003         2002         2003          2002
                                                                          --------     --------     --------     ----------
DILUTIVE SHARES     Quarterly average market price per share              $  29.66     $  20.71     $  26.81     $    19.94
OUTSTANDING:
AS REPORTED         Basic weighted average common shares outstanding        64,414       59,837       62,557         59,945

                    Add: weighted ave. unvested restricted stock units           1           --            0             --

                    Add: weighted ave. dilutive warrants outstanding         7,243        9,226        7,243             --
                      Weighted average exercise price per share           $  19.80     $  20.00     $  19.80     $    20.00
                    Less: warrants bought back via treasury method          (4,835)      (8,908)      (5,350)            --

                    Add: weighted ave. dilutive options outstanding          3,404        3,249        3,393             --
                      Weighted average exercise price per share           $  19.90     $  20.00     $  19.86     $    20.00
                      Proceeds from unrecognized option expense           $  4,366     $  4,602     $  4,366             --
                    Less: options bought back via treasury method           (2,431)      (3,249)      (2,677)            --
                                                                          --------     --------     --------     ----------
                    Diluted weighted average shares outstanding             67,795       60,155       65,166         59,945
                                                                          ========     ========     ========     ==========

      --------------------------------------------------------------------------
Note: Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Restricted stock units are included in the calculation of basic and diluted weighted shares outstanding. The treasury stock method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company's common shares at the average market price during the period of calculation. SFAS No. 123 also requires that any unrecognized stock based compensation expense that will be recorded in future periods be included as proceeds for purposes of the treasury stock repurchases.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
               EARNINGS PER SHARE INFORMATION - AS REPORTED, GAAP
                              TREASURY STOCK METHOD

                                                       QUARTER ENDED                 NINE MONTHS ENDED
                                                       SEPTEMBER 30,                   SEPTEMBER 30,
                                                ---------------------------     ---------------------------
                                                    2003            2002            2003            2002
                                                -----------     -----------     -----------     -----------
Net income                                      $    56,543     $    28,911     $   174,535     $    63,488
Add (Less) after-tax items:
  Net foreign exchange losses (gains)                (1,882)             11          (6,306)         (1,107)
  Net realized losses (gains) on investments            584          (2,796)         (6,815)         (3,688)
                                                -----------     -----------     -----------     -----------
Operating income                                $    55,245     $    26,126     $   161,414     $    58,693
                                                ===========     ===========     ===========     ===========

Weighted average common shares outstanding
Basic                                                64,414          59,837          62,557          59,945
Diluted                                              67,795          60,155          65,166          59,945

Basic per share data
Net income                                      $      0.88     $      0.48     $      2.79     $      1.06
Add (Less) after-tax items:
  Net foreign exchange losses (gains)                 (0.03)           0.00           (0.10)          (0.02)
  Net realized losses (gains) on investments           0.01           (0.05)          (0.11)          (0.06)
                                                -----------     -----------     -----------     -----------
Operating income                                $      0.86     $      0.44     $      2.58     $      0.98
                                                ===========     ===========     ===========     ===========

Diluted per share data
Net income                                      $      0.83     $      0.48     $      2.68     $      1.06
Add (Less) after-tax items:
  Net foreign exchange losses (gains)                 (0.03)           0.00           (0.10)          (0.02)
  Net realized losses (gains) on investments           0.01           (0.05)          (0.10)          (0.06)
                                                -----------     -----------     -----------     -----------
Operating income                                $      0.81     $      0.43     $      2.48     $      0.98
                                                ===========     ===========     ===========     ===========

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                       DILUTED SHARES SENSITIVITY ANALYSIS

                                         DILUTED SHARES OUSTANDING
==========================================================================================================
                                           Market Price per Share
----------------------------------------------------------------------------------------------------------
$30.00    $31.00    $32.00    $33.00    $34.00    $35.00    $36.00    $37.00    $38.00    $39.00    $40.00
==========================================================================================================
67,651    67,878    68,090    68,290    68,477    68,654    68,821    68,980    69,129    69,272    69,407

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                              BOOK VALUE PER SHARE

                                                                                     SEPTEMBER 30,
                                                                            ------------------------------
                                                                                2003               2002          DEC. 31, 2002
                                                                            -----------        -----------       -------------
DILUTIVE SHARES        Price per share at period end                        $     29.20        $     21.35        $     22.14
OUTSTANDING:
AS-IF CONVERTED [a]    Basic common shares outstanding [b]                       64,046             55,000             55,000

                       Add: unvested restricted stock units                           6                 --                 --

                       Add: dilutive warrants outstanding                         7,243              7,243              7,243
                         Weighted average exercise price per share          $     19.80        $     20.00        $     20.00

                       Add: dilutive options outstanding                          3,478              3,287              3,292
                         Weighted average exercise price per share          $     20.16        $     20.00        $     20.00

                       Book Value                                           $ 1,564,646        $ 1,174,408        $ 1,217,500
                       Add: proceeds from converted warrants                    143,409            144,858            144,858
                       Add: proceeds from converted options                      70,119             65,746             65,833
                                                                            -----------        -----------        -----------
                         Pro forma book value                               $ 1,778,175        $ 1,385,012        $ 1,428,190

                       Diluted shares outstanding                                74,773             65,530             65,535
                       -------------------------------------------------------------------------------------------------------
                       Basic book value per share                           $     24.43        $     21.35        $     22.14
                       Diluted book value per share                         $     23.78        $     21.14        $     21.79
                       -------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
DILUTIVE SHARES        Price per share at period end                        $     29.20        $     21.35        $     22.14
OUTSTANDING:
TREASURY STOCK         Basic common shares outstanding [b]                       64,046             55,000             55,000
METHOD
                       Add: unvested restricted stock units                           6                 --                 --

                       Add: dilutive warrants outstanding                         7,243              7,243              7,243
                         Weighted average exercise price per share          $     19.80        $     20.00        $     20.00
                       Less: warrants bought back via treasury method            (4,911)            (6,784)            (6,544)

                       Add: dilutive options outstanding                          3,378              3,287              3,292
                         Weighted average exercise price per share          $     19.90        $     20.00        $     20.00
                       Less: options bought back via treasury method             (2,302)            (3,079)            (2,974)
                                                                            -----------        -----------        -----------
                       Diluted shares outstanding                                67,459             55,667             56,017
                       -------------------------------------------------------------------------------------------------------
                       Basic book value per share                           $     24.43        $     21.35        $     22.14
                       Diluted book value per share                         $     23.19        $     21.10        $     21.73
                       -------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[a] The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.

[b]   Basic common shares include vested restricted stock units.